Operating Leases	9 Months Ended
Dec. 31, 2021
Leases [Abstract]
Operating Leases

7. Operating Leases

We determine if an arrangement contains a lease at inception. Right of use (“ROU”) assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. ROU assets and liabilities are recognized at the lease commencement date based on the estimated present value of lease payments over the lease term.

The Company has determined that it has not entered into any lease obligations that would meet the requirements of ASC 842 – Leases, and has not recorded a right of use asset or liability on the balance sheet.